                                                                  EXHIBIT 99.3


                       DIME BANCORP, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                                   JUNE 30,          DECEMBER 31,
                                                                                     1999                1998
                                                                                 ------------        ------------
ASSETS
Cash and due from banks                                                          $    300,543        $    279,490
Money market investments                                                               12,588              78,287
Securities available for sale                                                       3,498,006           3,329,444
Federal Home Loan Bank of New York stock                                              328,732             324,106
Loans held for sale                                                                 2,512,648           3,884,886
Loans receivable, net:
    Residential real estate loans                                                   8,088,718           8,919,817
    Commercial real estate loans                                                    3,005,934           2,567,750
    Consumer loans                                                                  1,266,334             973,230
    Business loans                                                                    350,196             287,271
    Allowance for loan losses                                                        (121,381)           (105,081)
                                                                                 ------------        ------------
        Total loans receivable, net                                                12,589,801          12,642,987
                                                                                 ------------        ------------
Accrued interest receivable                                                            99,205              97,124
Premises and equipment, net                                                           186,113             170,879
Mortgage servicing assets                                                             882,800             692,473
Other assets                                                                        1,019,347             821,174
                                                                                 ------------        ------------
Total assets                                                                     $ 21,429,783        $ 22,320,850
                                                                                 ============        ============

LIABILITIES
Deposits                                                                         $ 13,414,798        $ 13,651,460
Federal funds purchased and securities sold under agreements to repurchase          1,925,528           2,245,218
Other short-term borrowings                                                         3,042,579           3,756,733
Long-term debt                                                                      1,000,232             608,892
Guaranteed preferred beneficial interests in Dime Bancorp, Inc.'s junior
    subordinated deferrable interest debentures                                       152,208             162,005
Other liabilities                                                                     400,995             510,877
                                                                                 ------------        ------------
        Total liabilities                                                          19,936,340          20,935,185
                                                                                 ------------        ------------

STOCKHOLDERS' EQUITY
Common stock, par value $0.01 per share (350,000,000 shares authorized and
    120,252,459 shares issued at June 30, 1999 and December 31, 1998)                   1,203               1,203
Additional paid-in capital                                                          1,165,759           1,165,251
Retained earnings                                                                     561,428             463,907
Treasury stock, at cost (6,713,450 shares at June 30, 1999 and 8,682,858
    shares at December 31, 1998)                                                     (180,480)           (233,965)
Accumulated other comprehensive loss                                                  (48,642)             (3,285)
Unearned compensation                                                                  (5,825)             (7,446)
                                                                                 ------------        ------------
        Total stockholders' equity                                                  1,493,443           1,385,665
                                                                                 ------------        ------------
Total liabilities and stockholders' equity                                       $ 21,429,783        $ 22,320,850
                                                                                 ============        ============

          See accompanying notes to consolidated financial statements.

                       DIME BANCORP, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                  FOR THE                   FOR THE
                                                                             THREE MONTHS ENDED         SIX MONTHS ENDED
                                                                                  JUNE 30,                  JUNE 30,
                                                                       -------------------------       --------------------------
                                                                         1999            1998            1999             1998
                                                                       ---------       ---------       ---------        ---------
INTEREST INCOME
Residential real estate loans                                          $ 187,254       $ 225,465       $ 390,070        $ 446,252
Commercial real estate loans                                              53,921          49,406         103,675           98,879
Consumer loans                                                            22,042          17,181          41,696           33,503
Business loans                                                             6,290           2,938          12,054            5,375
Mortgage-backed securities                                                52,545          50,878         101,443          123,938
Other securities                                                          12,696           9,677          24,917           17,548
Money market investments                                                     270           1,566             776            4,415
                                                                       ---------       ---------       ---------        ---------
        Total interest income                                            335,018         357,111         674,631          729,910
                                                                       ---------       ---------       ---------        ---------

INTEREST EXPENSE
Deposits                                                                 116,511         139,037         236,353          278,065
Borrowed funds                                                            78,617          87,237         162,890          185,097
                                                                       ---------       ---------       ---------        ---------
        Total interest expense                                           195,128         226,274         399,243          463,162
                                                                       ---------       ---------       ---------        ---------
        Net interest income                                              139,890         130,837         275,388          266,748
Provision for loan losses                                                  7,500           8,000          15,500           16,000
                                                                       ---------       ---------       ---------        ---------
        Net interest income after provision for loan losses              132,390         122,837         259,888          250,748
                                                                       ---------       ---------       ---------        ---------

NON-INTEREST INCOME
Loan servicing and production fees                                        69,716          42,631         131,644           85,081
Banking service fees                                                      12,587          10,168          23,854           19,168
Securities and insurance brokerage fees                                   10,052           8,957          18,656           16,467
Net gains on sales activities                                             57,696          63,743         122,003          108,991
Other                                                                      2,452           2,491           5,576            4,817
                                                                       ---------       ---------       ---------        ---------
        Total non-interest income                                        152,503         127,990         301,733          234,524
                                                                       ---------       ---------       ---------        ---------

NON-INTEREST EXPENSE
General and administrative expense:
    Compensation and employee benefits                                    75,201          69,661         151,674          134,456
    Occupancy and equipment                                               25,901          22,467          50,687           44,331
    Other                                                                 48,559          53,280          96,896           97,063
                                                                       ---------       ---------       ---------        ---------
        Total general and administrative expense                         149,661         145,408         299,257          275,850
Amortization of mortgage servicing assets                                 35,200          16,897          65,857           33,832
Amortization of goodwill                                                   3,497           2,836           6,373            5,715
                                                                       ---------       ---------       ---------        ---------
        Total non-interest expense                                       188,358         165,141         371,487          315,397
                                                                       ---------       ---------       ---------        ---------
Income before income tax expense and extraordinary items                  96,535          85,686         190,134          169,875
Income tax expense                                                        35,718          27,420          70,349           54,360
                                                                       ---------       ---------       ---------        ---------
Income before extraordinary items                                         60,817          58,266         119,785          115,515
Extraordinary items -- losses on early extinguishment of
    debt, net of tax benefits of $3,044                                       --              --          (4,127)              --
                                                                       ---------       ---------       ---------        ---------
Net income                                                             $  60,817       $  58,266       $ 115,658        $ 115,515
                                                                       =========       =========       =========        =========

PER COMMON SHARE
Basic earnings:
    Income before extraordinary items                                  $    0.54       $    0.51       $    1.08        $    1.01
    Extraordinary items                                                       --              --           (0.04)              --
                                                                       ---------       ---------       ---------        ---------
    Net income                                                         $    0.54       $    0.51       $    1.04        $    1.01
                                                                       =========       =========       =========        =========
Diluted earnings:
    Income before extraordinary items                                  $    0.54       $    0.50       $    1.06        $    0.99
    Extraordinary items                                                       --              --           (0.03)              --
                                                                       ---------       ---------       ---------        ---------
    Net income                                                         $    0.54       $    0.50       $    1.03        $    0.99
                                                                       =========       =========       =========        =========

Dividends declared                                                     $    0.06       $    0.05       $    0.11        $    0.09

          See accompanying notes to consolidated financial statements.

                       DIME BANCORP, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                 FOR THE SIX MONTHS ENDED
                                                                         JUNE 30,
                                                              ------------------------------
                                                                  1999               1998
                                                              -----------        -----------
COMMON STOCK
Balance at beginning of period                                $     1,203        $     1,203
                                                              -----------        -----------
    Balance at end of period                                        1,203              1,203
                                                              -----------        -----------

ADDITIONAL PAID-IN CAPITAL
Balance at beginning of period                                  1,165,251          1,158,221
Tax benefit on stock options exercised                                508              3,354
                                                              -----------        -----------
    Balance at end of period                                    1,165,759          1,161,575
                                                              -----------        -----------

RETAINED EARNINGS
Balance at beginning of period                                    463,907            261,201
Net income                                                        115,658            115,515
Cash dividends declared on common stock                           (12,224)           (10,295)
Treasury stock issued in connection with acquisition               (4,256)                --
Treasury stock issued under employee benefit plans, net            (1,657)            (7,615)
                                                              -----------        -----------
    Balance at end of period                                      561,428            358,806
                                                              -----------        -----------

TREASURY STOCK, AT COST
Balance at beginning of period                                   (233,965)           (95,221)
Treasury stock purchased                                          (22,626)          (113,106)
Treasury stock issued in connection with acquisition               73,444                 --
Treasury stock issued under employee benefit plans, net             2,667             26,690
                                                              -----------        -----------
    Balance at end of period                                     (180,480)          (181,637)
                                                              -----------        -----------

ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance at beginning of period                                     (3,285)            (9,534)
Other comprehensive (loss) income                                 (45,357)             7,506
                                                              -----------        -----------
    Balance at end of period                                      (48,642)            (2,028)
                                                              -----------        -----------

UNEARNED COMPENSATION
Balance at beginning of period                                     (7,446)            (1,012)
Restricted stock activity, net                                          7             (7,748)
Amortization of unearned compensation, net                          1,614              1,224
                                                              -----------        -----------
    Balance at end of period                                       (5,825)            (7,536)
                                                              -----------        -----------

Total stockholders' equity                                    $ 1,493,443        $ 1,330,383
                                                              ===========        ===========


          See accompanying notes to consolidated financial statements.

                       DIME BANCORP, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                    FOR THE SIX MONTHS ENDED
                                                                                             JUNE 30,
                                                                                  ------------------------------
                                                                                     1999               1998
                                                                                  -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                        $   115,658        $   115,515
Adjustments to reconcile net income to net cash provided (used) by operating activities:
        Provision for loan losses                                                      15,500             16,000
        Depreciation, amortization and accretion, net                                 103,054             73,735
        Provision for deferred income tax expense                                      55,708             44,572
        Net securities losses (gains)                                                      47            (16,946)
        Losses on early extinguishment of debt                                          7,171                 --
        Net decrease (increase) in loans held for sale                              1,372,238           (697,194)
        Other, net                                                                   (302,952)          (167,267)
                                                                                  -----------        -----------
            Net cash provided (used) by operating activities                        1,366,424           (631,585)
                                                                                  -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of securities available for sale                                         (1,193,058)          (181,736)
Proceeds from sales of securities available for sale                                  867,663          1,489,480
Proceeds from maturities of securities available for sale                             524,838            791,041
Purchases of Federal Home Loan Bank of New York stock                                      --            (20,819)
Loans receivable originated and purchased, net of principal payments                 (195,018)          (453,506)
Proceeds from sales of loans                                                           48,979              2,257
Acquisitions, net of cash and cash equivalents acquired                               (16,578)                --
Proceeds from sales of other real estate owned                                         11,284              8,732
Net purchases of premises and equipment                                               (23,166)           (26,164)
                                                                                  -----------        -----------
            Net cash provided by investing activities                                  24,944          1,609,285
                                                                                  -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
Net (decrease) increase in deposits                                                  (698,609)           185,212
Net decrease in borrowings with original maturities of three months or less          (558,974)          (990,439)
Proceeds from other borrowings                                                        100,645                 --
Repayments of other borrowings                                                       (245,243)          (238,164)
Proceeds from issuances of common and treasury stock                                    1,017             11,327
Purchases of treasury stock                                                           (22,626)          (113,106)
Cash dividends paid on common stock                                                   (12,224)           (10,295)
                                                                                  -----------        -----------
            Net cash used by financing activities                                  (1,436,014)        (1,155,465)
                                                                                  -----------        -----------

Net decrease in cash and cash equivalents                                             (44,646)          (177,765)
Cash and cash equivalents at beginning of period                                      357,777            452,527
                                                                                  -----------        -----------
Cash and cash equivalents at end of period                                        $   313,131        $   274,762
                                                                                  ===========        ===========

Supplemental cash flow information:
    Interest payments on deposits and borrowed funds                              $   395,940        $   474,602
    Income tax payments (refunds), net                                                  3,499             (3,500)
Supplemental non-cash investing information:
    Securitization of loans receivable                                                491,761                 --
    Loans held for sale transferred to loans receivable                                    --            296,608
    Loans receivable transferred to loans held for sale                                    --            779,719


          See accompanying notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

NOTE 1 -- BASIS OF PRESENTATION

         In the opinion of management, the unaudited consolidated financial statements of Dime Bancorp, Inc. (the "Holding Company") and subsidiaries (collectively, the "Company") included herein reflect all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of such financial statements as of the dates, or for the periods, indicated. The unaudited consolidated financial statements presented herein should be read in conjunction with the consolidated financial statements and notes thereto included in the Holding Company's Annual Report on Form 10-K for the year ended December 31, 1998 (the "1998 10-K"). Certain amounts in the prior periods have been reclassified to conform with the presentation for the current period. The results for the three months and six months ended June 30, 1999 are not necessarily indicative of the results that may be expected for the year ending December 31, 1999.

NOTE 2 -- EARNINGS PER COMMON SHARE

         The following table sets forth the computations of basic and diluted earnings per common share for the periods indicated (in thousands, except per share data):

                                                                                   FOR THE                    FOR THE
                                                                            THREE MONTHS ENDED             SIX MONTHS ENDED
                                                                                  JUNE 30,                      JUNE 30,
                                                                          -------------------------     ----------------------
                                                                            1999            1998          1999             1998
                                                                          ---------       ---------     ---------        ---------
  Basic earnings per common share:
      Numerators:
          Income before extraordinary items                               $  60,817       $  58,266     $ 119,785        $ 115,515
          Extraordinary items                                                    --              --        (4,127)              --
                                                                          ---------       ---------     ---------        ---------
          Net income                                                      $  60,817       $  58,266     $ 115,658        $ 115,515
                                                                          =========       =========     =========        =========
      Denominator:
          Weighted average number of common shares outstanding              111,958         114,016       111,470          114,584
      Basic earnings per common share:
          Income before extraordinary items                               $    0.54       $    0.51     $    1.08        $    1.01
          Extraordinary items                                                    --              --         (0.04)              --
                                                                          ---------       ---------     ---------        ---------
          Net income                                                      $    0.54       $    0.51     $    1.04        $    1.01
                                                                          =========       =========     =========        =========
  Diluted earnings per common share:
      Numerators:
          Income before extraordinary items                               $  60,817       $  58,266     $ 119,785        $ 115,515
          Extraordinary items                                                    --              --        (4,127)              --
                                                                          ---------       ---------     ---------        ---------
          Net income                                                      $  60,817       $  58,266     $ 115,658        $ 115,515
                                                                          =========       =========     =========        =========
      Denominator:
          Weighted average number of common shares outstanding              111,958         114,016       111,470          114,584
          Common equivalent shares due to stock options, restricted
              stock and employee stock purchase rights                        1,281           1,790         1,371            1,893
                                                                          ---------       ---------     ---------        ---------
          Weighted average number of diluted shares outstanding             113,239         115,806       112,841          116,477
                                                                          =========       =========     =========        =========
      Diluted earnings per common share:
          Income before extraordinary items                               $    0.54       $    0.50     $    1.06        $    0.99
          Extraordinary items                                                    --              --         (0.03)              --
                                                                          ---------       ---------     ---------        ---------
          Net income                                                      $    0.54       $    0.50     $    1.03        $    0.99
                                                                          =========       =========     =========        =========

NOTE 3 -- COMPREHENSIVE INCOME

         The following table sets forth the Company's comprehensive income for the periods indicated (in thousands):

                                                FOR THE                          FOR THE
                                            THREE MONTHS ENDED              SIX MONTHS ENDED
                                                 JUNE 30,                        JUNE 30,
                                        --------------------------       ----------------------
                                           1999             1998            1999             1998
                                        ---------        ---------       ---------        ---------
Net income                              $  60,817        $  58,266       $ 115,658        $ 115,515
Other comprehensive (loss) income         (31,660)             779         (45,357)           7,506
                                        ---------        ---------       ---------        ---------
Comprehensive income                    $  29,157        $  59,045       $  70,301        $ 123,021
                                        =========        =========       =========        =========



NOTE 4 -- ACQUISITIONS

         After the close of business on May 21, 1999, the Company acquired Lakeview Financial Corp ("Lakeview") in a transaction accounted for under the purchase method (the "Lakeview Acquisition"). Lakeview was the holding company for Lakeview Savings Bank, which, at the date of acquisition, operated 11 branches in northern New Jersey. At the date of acquisition, Lakeview had consolidated assets of $560.6 million, including loans receivable, net, of $282.0 million, and consolidated liabilities of $515.9 million, including deposits of $461.9 million. Under the terms of the agreement, holders of Lakeview's common stock received either 0.9 of a share of the Holding Company's common stock or $24.26 in cash for each outstanding share of Lakeview common stock. In connection therewith, the Holding Company issued 2,851,938 shares of its common stock from treasury at an aggregate assigned cost of $69.2 million and paid a total of $41.4 million in cash. Goodwill arising from the Lakeview Acquisition amounted to $75.5 million as of June 30, 1999.

         On April 19, 1999, the Holding Company announced that its wholly-owned subsidiary, The Dime Savings Bank of New York, FSB (the "Bank"), had entered into a definitive agreement to acquire the automobile finance business conducted by Citibank, N.A. ("Citibank"). This acquisition was consummated effective as of August 1, 1999 and was accounted for under the purchase method (the "Citibank Automobile Finance Business Acquisition"). In connection therewith, the Bank acquired loans receivable of approximately $950 million, consisting largely of consumer and business loans. As part of this transaction, the Bank also assumed deposits of approximately $50 million.

         On May 27, 1999, the Holding Company announced that the Bank had entered into a definitive agreement to acquire all of KeyBank N.A.'s ("KeyBank") 28 banking branches located in New York's Nassau and Suffolk Counties (the "Pending KeyBank Branch Acquisition"). At the date of the announcement, these branches had approximately $1.3 billion of deposits. As part of this transaction, the Bank will also acquire business and consumer loans associated with these branches, the total of which amounted to approximately $415 million as of the announcement date. This acquisition, which is subject to regulatory approval, is currently expected to close in October 1999 and will be accounted for using the purchase method.

NOTE 5 -- RECENT ACCOUNTING DEVELOPMENTS

         Effective January 1, 1999, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 134, "Accounting for Mortgage-Backed Securities Retained After the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise." SFAS No. 134, which amends SFAS No. 65, "Accounting for Certain Mortgage Banking Activities," requires that, after the securitization of a mortgage loan held for sale, any retained mortgage-backed security ("MBS") should be classified in accordance with the provisions of SFAS 115, "Accounting for Certain Investments in Debt and Equity Securities." However, SFAS No. 134 requires that a mortgage banking enterprise classify as trading any retained MBS that it commits to sell before or during the securitization process. The adoption of SFAS No. 134 did not materially impact the Company's financial condition or results of operations.

         In June 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. SFAS No. 133 requires that an entity recognize all derivative instruments as either assets or liabilities in statements of financial position and measure those instruments at fair value. SFAS No. 133, as amended in July 1999 by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133," is effective for fiscal years beginning after June 15, 2000. The Company intends to adopt SFAS No. 133 on January 1, 2001. The Company has not completed its evaluation of the effect that the adoption of SFAS No. 133 will have upon its financial condition and results of operations.